UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                          0-18267                  59-2501025
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


20 Ketchum Street, Westport, CT                                       06880
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code:                (203) 226-4447
                                                                 ---------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

     On September 30, 2004, NCT Group, Inc. ("NCT") entered into an amended and restated private equity credit agreement with Crammer Road LLC ("Crammer Road"), a Cayman Islands limited liability company. The September 30, 2004 private equity credit agreement superseded and replaced a private equity credit agreement dated July 25, 2002 between NCT and Crammer Road. The new agreement permits NCT to sell to Crammer Road shares of NCT common stock having an aggregate value of up to $50 million (the maximum commitment amount), in exchange for cash, pursuant to puts made by NCT. The agreement requires NCT to sell to Crammer Road at least an aggregate of $5 million of NCT common stock (the minimum commitment amount), in exchange for cash. All sales of NCT common stock to Crammer Road pursuant to the agreement will be at a 9% discount from the market price of NCT common stock (defined as the average of the lowest closing bid price for any three trading days during the ten trading days immediately following the put date). NCT is obligated to register for resale shares of NCT common stock sold pursuant to the agreement in an amount no less than the number of shares for which puts are made, but in no event less than 150% of the minimum commitment amount. In order for NCT to be able to sell shares to Crammer Road pursuant to the agreement, NCT must obtain stockholder approval of an amendment to its Second Restated Certificate of Incorporation to sufficiently increase the number of authorized shares of NCT common stock and must establish and maintain an effective registration statement with the Securities and Exchange Commission to permit the resale of shares sold to Crammer Road pursuant to the agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.
                                                  Registrant



                                                  By:  /s/ Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  October 6, 2004